Exhibit 99.1

Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company	Statement Number:	71	Page 1 of 3

Chapter 11	For the Period FROM:	9/1/2007
Case No. LA 01-44828-SB (Administratively Consolidated with	TO:	9/30/2007
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

CASH ACTIVITY ANALYSIS (Cash Basis Only)		Collateral	Concentration	City National
		Account	Account	Collection Account

Balance before Statement #1		$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements		$10,110,442.02	$9,104,774.19	$996,836.51

B. Less: Total Disbursements per all Prior Statements		$9,390,014.84	$9,059,330.52	$21,490.52

C. Beginning Balance		$988,760.39	$111,399.88	$975,345.99

D. Receipts during Current Period
Description
9/5/2007	Blackhorse			$5,975.00
9/7/2007	Bank of Scotland	$501,703.75
9/11/2007	Force Entertainment			$14,978.00
9/17/2007	Wire Transfer		$25,000.00
9/27/2007	Wire Transfer		$55,000.00
9/28/2007	interest	$4,798.54

TOTAL RECEIPTS THIS PERIOD		$506,502.29	$80,000.00	$20,953.00	—

E. Balance Available (C plus D)		$1,495,262.68	$191,399.88	$996,298.99	$—

	DEBTOR IN POSSESSION INTERIM STATEMENT NO: 71				Page 2 of 3

F. Less: Disbursements during Current Period:
Date	Check No.	Payee/Purpose

9/7/2007	Wire	ADP Fees		$241.88
9/10/2007	Wire	ADP Taxes		$3,680.46
9/11/2007	8438	Payroll		$1,357.46
9/11/2007	8439	Payroll		$4,605.79
9/11/2007	8440	Payroll		$1,628.87
9/11/2007	8441	Payroll		$2,888.18
9/17/2007	Wire	KL Transfer- KL	$25,000.00
9/18/2007		Service Charge		$183.01
9/21/2007	Wire	ADP Fees		$20.00
9/21/2007	Wire	Morgan Lewis	$162,648.34
9/21/2007	38872	Accurate Express		$178.48
9/21/2007	38873	KEREN AMINIA		$134.91
9/21/2007	38874	Arrowhead		$19.22
9/21/2007	38875	Blue Shield of California		$387.00
9/21/2007	38876	Bonded Services, Inc		$6,590.44
9/21/2007	38877	Health Net		$4,644.70
9/21/2007	38878	KEVIN MARINO		$177.21
9/21/2007	38879	New Beginnings Enterprises		$4,661.44
9/21/2007	38880	Parking Management Group		$125.00
9/21/2007	38881	Recall		$918.10
9/25/2007	Wire	ADP Taxes		$5,494.17
9/25/2007	8442	Payroll		$1,357.45
9/25/2007	8443	Payroll		$7,154.45
9/25/2007	8444	Payroll		$1,628.86
9/25/2007	8445	Payroll		$2,888.18
9/27/2007	Wire	Wire Transfer - KL	$55,000.00
9/27/2007	38884	Brandon & Morner-Ritt		$7,667.88
9/27/2007	38885	Clumeck,Stern,Schenkelburg& Getzo		$13,452.44
9/27/2007	38886	Federal Express		$91.45
9/27/2007	38887	FilmPool		$85.00
9/27/2007	38887	FilmPool		$85.00
9/27/2007	38888	KEVIN MARINO		$195.17
9/27/2007	38889	Stutman Treister & Glatt		$6,774.12
9/27/2007	38890	Bonded Services, Inc		$6,590.44
9/27/2007	38891	AT&T		$344.61
9/27/2007	38892	AT&T		$78.25
9/27/2007	38893	Point 360		$110.00
9/28/2007		Control Agreement Fee			$50.00
9/28/2007	Wire	ADP Fees		$191.68

TOTAL DISBURSEMENTS THIS PERIOD:			$242,648.34	$86,631.30	$50.00	—

G. Ending Balance (E less F)			$1,252,614.34	$104,768.58	$996,248.99	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 71	Page 3 of 3

H.	(1) Collateral Account:
	a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
	b) Account Number:	323221556
	(2) Concentration Account:
	a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
	b) Account Number:	1891935460
I: Other monies on hand:

The Kushner Locke Company PWI account		$731.10
Bank of Scotland — Pinocchio	936582	£211,206.30	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	£235,467.78	Pound Sterling	Time Deposit (KL’ s interest is 50%)
Allied Pinocchio	10747301	$—	Pound Sterling
Edge Entertainment	1891152710	$172.89
I: Other monies on hand (continued):
Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$95,381.96
BLT Venture	16-524173-1101	$330.45
KL MDP Sensation	60-066-930	$—
KL\7 Venture	1890-69-6360	$31,163.46
Denial Venture	1890-69-6501	$238,820.06
Cracker LLC	1891-04-1665	$732.79
Swing	323-518095	$12,651.13
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice P. Neuhauser
Debtor in Possession